SETTLEMENT AGREEMENT

THIS AGREEMENT, made and entered into this 24th day of March, 2009, by and between AFTER OURS, LLC (hereinafter, "After Ours"); and, BISCO INDUSTRIES, INC., GLEN CEILEY, and DONALD WAGNER (hereinafter collectively referred to as "BISCO"); and, EACO CORPORATION (hereinafter, "EACO"), which are all hereinafter collectively referred to as the "Parties," establish as follows:

WHEREAS, After Ours and EACO entered into a Lease Agreement (hereinafter, the "Lease") for rental of certain real property located at 5109 East Fowler Avenue, Tampa, Florida, 33617-2104 (hereinafter, the "Property") to EACO; and,

WHEREAS, EACO materially breached the Lease by failing to pay certain amounts of rent due and owing under the lease to After Ours, including late fees and interest; and,

WHEREAS, BISCO has chosen to enter into this agreement on behalf of EACO, and will derive substantial benefits from doing so; and,

WHEREAS, BISCO desires to purchase, and After Ours desires to sell, a termination of the Lease; and,

WHEREAS, The Parties intend hereto to affect a final resolution and settlement of any and all existing disputes and claims between the Parties, regardless of their nature or basis, which arose, may have arisen, or hereinafter can arise by any reason or manner, cause of action, or thing whatsoever which occurred prior to the date of this Agreement, including, but not limited to, all claims, counterclaims, and controversies which could have been raised related to the Lease and/or the Property, save and except for any claims arising from a breach of this Agreement, and any claim otherwise expressly excepted from this Agreement above or herein;

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

1. The recitals contained in the Agreement are true and correct and are incorporated into the Agreement in their entirety.

2. This Agreement is the result of negotiation between counsel for After Ours and counsel for BISCO and EACO, and is the fully integrated and final expression of the settlement described herein. This Agreement may not be altered, changed, or amended without a written document signed by all of the following: BISCO, Counsel for BISCO, EACO, Counsel for EACO, After Ours, and Counsel for After Ours.

3. This Agreement contains the entire agreement between the Parties hereto. This Agreement supersedes any and all prior negotiations, and is the final expression of the terms of settlement as set forth herein. The terms of this Agreement are contractual and not a mere recital. This Agreement is executed by the Parties hereto without reliance upon any representation by other Parties concerning the nature and extent of damages or legal liability therefor. If any provision or portion of this Agreement is later voided or is held to be illegal or invalid by a court of competent jurisdiction, said provision shall be deemed severed and deleted, and the remainder of this Agreement shall continue to be valid and enforceable.

4. The terms and provisions of this Agreement are the product of negotiation by counsel for BISCO and EACO and counsel for After Ours, and therefore the Parties further agree the language of this Agreement shall not be construed against any party. The Parties further warrant and represent that, in executing this Agreement, they have each had the opportunity to seek legal advice from the attorney and/or attorneys of their choice, and that the terms of this Agreement and its consequences have been completely read and explained to any such party by such attorney. However, irrespective of whether the Parties have availed themselves of the opportunity to have an attorney review this Agreement and obtain advice regarding the propriety of entering this Agreement, each party represents and expressly warrants that he/she/it fully understands both the terms and consequences of executing this Agreement, and executes it and agrees to be bound by the terms set forth herein knowingly, intelligently, and voluntarily.

5. BISCO shall pay to After Ours the sum of **Five Hundred Thousand Dollars and No Cents ($500,000.00)**. This amount shall be paid in full by wire transfer to the Judd, Ulrich, Scarlett, Wickman & Dean, PA, Trust Account by no later than 12:00pm on Monday, March 30, 2009.

6. The amount listed in § 5 shall be construed by the Parties as a fee for termination of the Lease and settlement of all claims, and shall not be reported as "rent" on any books or tax forms of the Parties.

7. BISCO and EACO shall provide to After Ours, contemporaneously with their execution of this Agreement, the most recent 10Q financial statement of EACO. By executing this Agreement, BISCO and EACO express and warranty that said financial statement is accurate and fully and fairly represents the current financial condition of EACO, and that EACO's financial condition has not materially altered since the date of said financial statement.

8. BISCO and EACO, by executing this Agreement, hereby assign to After Ours any and all rights, claims, or causes of action against any sub-tenant(s) of the Property during the term of the Lease, as well as any guarantor(s) under any such sub-lease.

9. BISCO and EACO, by executing this Agreement, hereby convey to After Ours all personalty located on the Property, whether known or unknown to them at the time of execution of this Agreement. Further, BISCO and EACO warrant and represent that, to the best of their knowledge and belief, there is no personalty belonging to any third party located on the Property.

10. BISCO and EACO warrant and represent there are no other parties in possession of the Property, and that there are no sub-leases or other arrangements with any third parties with respect to the Property or Lease.

11. By executing this Agreement, EACO hereby delivers possession of the Property, and all right, title, and interest it may have in the Property or Lease, free and clear of the claims of any and all parties claiming by them or under EACO. All listing agreements by EACO are hereby terminated, expired, and have no further force or effect. EACO shall deliver all keys and alarm codes in its possession, as well as all keys and alarm codes in the possession of any and all known third parties, including but not limited to, BISCO and Colliers Arnold.

12. EACO shall, within five (5) days of the date of this Agreement, assign the current property insurance policies (to include, but not limited to, casualty and liability) on the Property to After Ours, as allowed by the respective insurance providers.

13. BISCO and EACO agree to promptly execute and deliver such further documents, agreements, assignments, or other documents requested by After Ours as may be reasonably necessary or convenient to give effect and notice of the provisions of §§ 5-12.

14. BISCO shall be deemed in default of this Agreement if BISCO fails to comply with the provisions of §§ 5-10. EACO shall be deemed in default of this Agreement if EACO fails to comply with the provisions of §§ 6-12.

15. In the event of default by BISCO and/or EACO, After Ours shall be entitled, without further notice and without prejudice to any other remedies, to the full amount owed by EACO to After Ours pursuant to the Lease as if the Lease retained full force and effect, plus all attorney's fees and costs incurred by After Ours during the pendency of this matter, less any amounts paid by BISCO pursuant to this Agreement, and to undertake all lawful measures to collect the amounts due and owing.

16. In the event of litigation or arbitration relating to this Agreement, the prevailing party or Parties shall be entitled to recover her/his/their/its attorneys', experts', investigation, and other related fees, costs and expenses relating to such action, and all disputes hereunder shall be resolved in Hillsborough County, Florida.

17. BISCO and EACO hereby waive all defenses to an action under this Agreement except for compliance under this Agreement.

18. After Ours, upon satisfaction of all payments and terms under this Agreement, releases, acquits, satisfies, and forever discharges BISCO and EACO from any claims, disputes, demands, causes of action, damages, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, variances, trespasses, executions, judgments or suits, at law or equity, of any kind whatsoever, through the date of this release, whether due or not, direct or contingent, liquidated or un-liquidated, patent or latent, known or unknown, regarding any and all claims, including but not limited to, claims that were or which could have been raised in any cause of action, except for enforcement of this Agreement.

19. BISCO and EACO, upon the signing of this Agreement, releases, acquits, satisfies, and forever discharges After Ours from any claims, disputes, demands, causes of action, damages, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, variances, trespasses, executions, judgments or suits, at law or equity, of any kind whatsoever, through the date of this release, whether due or not, direct or contingent, liquidated or un-liquidated, patent or latent, known or unknown, regarding any and all claims, including but not limited to, claims that were or which could have been raised in any cause of action, except for enforcement of this Agreement.

20. By executing this Agreement, BISCO and EACO, acknowledge they have read and understand each and every provision of this Agreement, and by placing their signatures at the end of this Agreement, BISCO and EACO, represent they have voluntarily assumed the obligations contained herein, and have intentionally waived and released any and all rights stated herein of their own free will and volition.

21. This Agreement shall be deemed to have been executed and delivered within the State of Florida, and the rights and obligations of the Parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida, without regard to choice of law rules.

22. The Parties agree this document may be executed in counterparts, and a facsimile copy of the document may be treated for all purposes as an original.

23. The undersigned warrant they are duly authorized and competent to execute this Agreement.

24. The provisions of this Agreement shall be held in the strictest confidence by the Parties and their attorneys (including all members of their respective law firms), and shall not be publicized or disclosed in any manner whatsoever except as required by law, or as necessary to resolve all liens. The Parties agree that no separate consideration is being paid to secure the confidentiality agreed to in this release. In the event BISCO, and/or EACO, and/or their attorneys, are notified or otherwise believe disclosure of this Agreement or related documentation is required by law, then BISCO, and/or EACO, and/or their attorneys, shall give notice to After Ours and its attorney in sufficient time to permit After Ours to assert its rights to maintain the Agreement in confidence. The

AFTER OURS, LLC

By: *Fred Wickman*
Fred Wickman, as its Manager

STATE OF FLORIDA)
) ss:
COUNTY OF ________________)

BEFORE ME, the undersigned authority, personally appeared FRED WICKMAN, for AFTER OURS, LLC, who is personally known to me or produced ________________ as identification, and who, after being duly sworn, executed the foregoing Settlement Agreement, and acknowledges that she executed the same as her free act and deed. IN WITNESS WHEREOF, I have set my hand and affixed my seal in the County of *Monroe*, State of *Florida*, this *24th* day of *March*, 2008 *9*

Notary Seal:

Notary Public State of Florida
John Belkengren
My Commission DD670564
Expires 05/06/2011

John Belkengren
NOTARY PUBLIC.
State of *Florida*
My Commission Expires: *05-06-2011*

BISCO INDUSTRIES, INC.

By: ____________________
____________, as its ____________

STATE OF CALIFORNIA)
) ss:
COUNTY OF ORANGE)

BEFORE ME, the undersigned authority, personally appeared GLEN CEILEY, for BISCO INDUSTRIES, INC., who is ~~personally~~ known to me or produced CA DL as identification, and who, after being duly sworn, executed the foregoing Settlement Agreement, and acknowledges that she executed the same as her free act and deed. IN WITNESS WHEREOF, I have set my hand and affixed my seal in the County of ORANGE, State of CA, this 26 day of MARCH, 2008.

Notary Seal:

MUHAMMAD SHAFI WAZEER
COMM. #1677500
Notary Public - California
Orange County
My Comm. Expires Jun. 24, 2010

____
NOTARY PUBLIC
State of CALIFORNIA
My Commission Expires: JUN. 24-2010

DONALD WAGNER

By: ______________________
Donald Wagner

STATE OF CALIFORNIA)
) ss:
COUNTY OF ORANGE)

BEFORE ME, the undersigned authority, personally appeared DONALD WAGNER, who is ~~personally~~ known to me or produced CA DL as identification, and who, after being duly sworn, executed the foregoing Settlement Agreement, and acknowledges that she executed the same as her free act and deed. IN WITNESS WHEREOF, I have set my hand and affixed my seal in the County of ORANGE, State of CA, this 26 day of MARCH, 2008.

Notary Seal:

____
NOTARY PUBLIC
State of CALIFORNIA
My Commission Expires: JUN-24-2010

MUHAMMAD SHAFI WAZEER
COMM. #1677500
Notary Public - California
Orange County
My Comm. Expires Jun. 24, 2010

GLEN CEILEY

By: ______________________
Glen Ceiley

STATE OF CALIFORNIA)
) ss:
COUNTY OF ORANGE)

BEFORE ME, the undersigned authority, personally appeared GLEN CEILEY, who is ~~personally~~ known to me or produced CA DL as identification, and who, after being duly sworn, executed the foregoing Settlement Agreement, and acknowledges that she executed the same as her free act and deed. IN WITNESS WHEREOF, I have set my hand and affixed my seal in the County of ORANGE, State of CA, this 26 day of MARCH, 2008.

Notary Seal:

____
NOTARY PUBLIC
State of CALIFORNIA
My Commission Expires: JUN-24, 2010

MUHAMMAD SHAFI WAZEER
COMM. #1677500
Notary Public - California
Orange County
My Comm. Expires Jun. 24, 2010
NR01

EACO CORPORATION

By: ______________________

______________________, as its ______________________

STATE OF CALIFORNIA)
) ss:
COUNTY OF ORANGE)

BEFORE ME, the undersigned authority, personally appeared GLEN CEILEY, for EACO CORPORATION, who is ~~personally~~ known to me or produced CA DL as identification, and who, after being duly sworn, executed the foregoing Settlement Agreement, and acknowledges that she executed the same as her free act and deed. IN WITNESS WHEREOF, I have set my hand and affixed my seal in the County of ORANGE, State of CA, this 26 day of MARCH, 2008.

Notary Seal:

MUHAMMAD SHAFI WAZEER
COMM. #1677500
Notary Public - California
Orange County
My Comm. Expires Jun. 24, 2010

____
NOTARY PUBLIC
State of CALIFORNIA
My Commission Expires: JUN-24-2010